UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

February 20, 2007

EXTREME NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25711	77-0430270
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3585 Monroe Street

Santa Clara, California 95051

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(408) 579-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 20, 2007, Extreme Networks, Inc. (the “Company”) received a written Staff Determination notice from the Nasdaq Stock Market stating that the Company is not in compliance with Nasdaq’s Marketplace Rule 4310(c)(14) because it did not timely file its report on Form 10-Q for the quarter ended December 31, 2006 and, therefore, that its common stock is subject to delisting from The Nasdaq Global Market (the “Second 10-Q Determination”). The Company issued a press release on February 22, 2007, disclosing its receipt of this notice from Nasdaq. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

On February 9, 2007, the Company filed Form 12b-25 with the Securities and Exchange Commission relating to the late filing of its Form 10-Q report. The information in the Company’s Form 12b-25 is incorporated by reference herein.

As previously disclosed in press releases and on Current Reports on Form 8-K, dated as of September 27, 2006 and November 16, 2006, the Company previously received Nasdaq Staff Determinations (the “10-K Determination” and the “First 10-Q Determination,” respectively) that the Company was not in compliance with Marketplace Rule 4310(c)(14) because it did not timely file its Form 10-K report for the fiscal year ended July 2, 2006 (the “Form 10-K”) and its Form 10-Q report for the fiscal quarter ended October 1, 2006 (the “First 10-Q”).

In response to the 10-K Determination, the Company requested a hearing before a Nasdaq Listing Qualifications Panel (the “Panel”) to review the 10-K Determination, which hearing occurred on November 9, 2006. During the hearing, the Company requested that the Panel consider the First 10-Q Determination simultaneously with the 10-K Determination. On January 4, 2007, the Panel determined (the “Panel Determination”) to continue the listing of the Company’s shares on The Nasdaq Stock Market, subject to the condition that on or before March 21, 2007, the Company file the Form 10-K, the First 10-Q and any required restatements (collectively, the “Final Filings”), with a delisting to occur shortly thereafter if the Final Filings are not made.

On February 20, 2007, the Nasdaq Listing and Hearings Review Council (the “Listing Council”) informed the Company that pursuant to its discretionary authority, it has called the Panel Determination for review and has stayed the Panel Determination and any future Panel Determinations to suspend the Company’s securities from trading pending further action by the Listing Council. The Company intends to advise the Listing Council of the Second 10-Q Determination. There can be no assurance that as a result of its review the Listing Council will grant the Company’s request for an extension beyond March 21, 2007, to file the Final Filings.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated February 22, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2007

EXTREME NETWORKS, INC.

By:	/s/ Michael J. Palu
Michael J. Palu
Vice President, Corporate Controller,
Acting Chief Financial Officer

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